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EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of UNOVA, Inc. on Form S-8 of our report dated February 9, 2001, appearing in the Annual Report on Form 10-K of UNOVA, Inc. for the year ended December 31, 2000.

/s/ DELOITTE & TOUCHE LLP

August 13, 2001

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EXHIBIT 23.2
INDEPENDENT AUDITORS' CONSENT